Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Millennium Plastics Corporation. (the "Company") of our report, dated June 13, 2000 on the financial statements of the Company, which report appears in the Company's Annual Report Filed on Form 10-KSB (File No. 665923) filed with the Securities and Exchange Commission.

                                         /s/ WEAVER & MARTIN

                                         Weaver & Martin, LLC



Kansas City, Missouri
May 11, 2001